Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT

TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Stream Global Services, Inc. (the “Company”) for the quarter ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, R. Scott Murray, Chairman and Chief Executive Officer of the Company, hereby certifies, pursuant to pursuant to Rule 13a-14(b) and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 19, 2008	/s/ R. Scott Murray
R. Scott Murray
Chairman and Chief Executive Officer